UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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INVENSENSE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Supplement

To

Proxy Statement Dated March 27, 2017

For

SPECIAL MEETING OF STOCKHOLDERS

OF

INVENSENSE, INC.

TO BE HELD ON MAY 17, 2017

The date of this Supplement is May 5, 2017.

InvenSense, Inc. (“InvenSense,” “we” and “us”) is furnishing this supplement dated May 5,2017 to the proxy statement filed by InvenSense with the Securities and Exchange Commission (“SEC”) on March 28, 2017, as supplemented through the date hereof (the “proxy statement”), in connection with the special meeting of InvenSense stockholders to be held on Wednesday, May 17, 2017, at 10:00 a.m. local time.

The following information supersedes and supplements any information in the proxy statement relevant to the applicable topic. Except as specifically supplemented by the information contained in this supplement, all information set forth in the proxy statement remains unchanged. We urge you to read this supplement carefully and in its entirety together with the proxy statement. Any page references listed below are references to pages in the proxy statement, not this supplement to the proxy statement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the proxy statement.

On May 1, 2017, we entered into a separation agreement (the “Separation Agreement”) with Mozafar Maghsoudnia, pursuant to which, subject to the closing of the Merger, Mr. Maghsoudnia will resign from employment with InvenSense on the closing date of the Merger. Pursuant to the Separation Agreement, subject to Mr. Maghsoudnia’s employment with InvenSense until the closing of the Merger, his resignation from employment with InvenSense on the closing date, and his execution of a release of claims, Mr. Maghsoudnia will become entitled to receive the cash severance payments, accelerated vesting of his equity awards and reimbursement of monthly COBRA healthcare premiums paid by him as provided in his existing Executive Change in Control and Severance Agreement, as more fully described on page 75 of the proxy statement, under the heading “Executive Change in Control and Severance Agreements.” Information regarding the amounts of such severance benefits can be found on page 78 of the proxy statement, in the first table under the heading “Golden Parachute Compensation,” as such table is amended for Mr. Maghsoudnia by this supplement. Pursuant to the terms of the release of claims, Mr. Maghsoudnia will not be entitled to the benefits provided for in his letter agreement with the Company previously entered into in connection with the Merger. To reflect the elimination of Mr. Maghsoudnia’s letter agreement, the proxy statement is hereby amended as set forth below, which includes certain updates to the compensation disclosures for Mr. Maghsoudnia in the tables on pages 74 and 78 and the second table on page 79, and assume that the Merger is consummated on May 18, 2017.

The text on page 6, under the heading “Accelerated Vesting for Certain Awards,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

The text on page 70, under the heading “Accelerated Vesting for Certain Awards,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

The text on page 71, under the heading “Positions with the Surviving Corporation,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

The text on page 72, under the heading “Equity-Based Awards,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

The text on page 74, under the heading “Payments for Vested Equity-Based Awards for Named Executive Officers,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

The entry for Mozafar Maghsoudnia on page 74, in the table under the heading “Payments for Vested Equity-Based Awards for Named Executive Officers,” is hereby amended to read as follows:

Name	Cash Payment for Vested Options ($)	Cash Payment for Vested RSUs($)	Cash Payment for Vested Shares of Restricted Stock ($)	Total ($)
Mozafar Maghsoudnia	687,750	—		687,750

The text on page 74, immediately below the table under the heading “Payments for Vested Equity-Based Awards for Named Executive Officers,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”, and adding a new last sentence that provides as follows:

“Notwithstanding the foregoing, the total cash payments above for Mr. Maghsoudnia, as updated by the supplement dated May 5, 2017 to the proxy statement, assume that the Merger is consummated on May 18, 2017.”

The text on page 76, in the last paragraph under the heading “Executive Change in Control and Severance Agreements,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

The text on page 76, in the first paragraph under the heading “Letter Agreements,” is hereby amended by replacing both references to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”, and by replacing the reference to “20%, 25% and 42%” with “20% and 25%”.

The text on page 78, in the first paragraph under the heading “Golden Parachute Compensation,” is hereby amended by adding a new fifth sentence that provides as follows:

“Notwithstanding the foregoing, the amounts listed below for Mr. Maghsoudnia, as updated by the supplement dated May 5, 2017 to the proxy statement, assume that the Merger is consummated on May 18, 2017.”

The entry for Mozafar Maghsoudnia on page 78, in the first table under the heading “Golden Parachute Compensation,” is hereby amended to read as follows:

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursements ($)	Other ($)(4)	Total ($)
Mozafar Maghsoudnia	480,000	2,392,250	—	41,691	—	—	2,913,941

The entry for Mozafar Maghsoudnia on page 79, in the second table under the heading “Golden Parachute Compensation,” is hereby amended to read as follows:

Name	Salary Component ($)	Bonus Component ($)	Retention Bonus Component ($)	Additional Retention Bonus Component ($)	Total ($)
Mozafar Maghsoudnia	320,000	160,000	—	—	480,000

The entry for Mozafar Maghsoudnia on page 79, in the third table under the heading “Golden Parachute Compensation,” is hereby amended to read as follows:

	Cash Payment for “Single-Trigger” Awards			Cash Payment for “Double- Trigger” Awards
Name	Unvested Options($)	Unvested RSUs($)	Unvested Shares of Restricted Stock($)	Unvested Options($)	Unvested RSUs($)	Unvested Shares of Restricted Stock($)	Total Cash Payment for Unvested Options, Unvested RSUs and Unvested Shares of Restricted Stock($)
Mozafar Maghsoudnia	—	—	—	1,459,500	932,750	—	2,392,250

The text on page 87, in the third paragraph under the heading “Effect on Stock Options, RSUs and Shares of Restricted Stock,” is hereby amended by replacing the reference to “Messrs. Abdi, Goehl and Maghsoudnia” with “Messrs. Abdi and Goehl”.

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